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                                                               Exhibit 10(i)C(4)


                       CONSOLIDATED, AMENDED AND RESTATED
                               BUILDING LOAN NOTE

$55,500,000.00                                                New York, New York
                                                                    July 3, 2002

         FOR VALUE RECEIVED, 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC, each a Delaware limited liability company, as maker, having its principal place of business at c/o Alexander's, Inc., 888 Seventh Avenue, New York, New York 10019 (together, "Borrower"), hereby unconditionally promises to pay to the order of BAYERISCHE HYPO- UND VEREINSBANK, AG, NEW YORK BRANCH, a German banking corporation organized under the laws of the Federal Republic of Germany, as lender, having an address at 150 East 42nd Street, New York, New York 10017 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FIFTY FIVE MILLION FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($55,500,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Consolidated, Amended and Restated Building Loan Note (this "NOTE") at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Building Loan Agreement dated the date hereof between Borrower, Bayerische Hypo- Und Vereinsbank, AG, New York Branch, as agent ("AGENT") for itself and other co-lenders as may exist from time to time (collectively, the "OTHER LENDERS"), Lender and such Other Lenders (if any) (the "BUILDING LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Building Loan Agreement.

         This Note (sometimes also referred to as the "Building Loan Note"), is intended to consolidate, amend and restate in their entirety those certain promissory notes (collectively, the "Existing Notes") described on Exhibit A attached hereto and made a part hereof, which Existing Notes are now held by Agent and the obligations under which are now the responsibility of Borrower. This Note is not intended to create any new indebtedness nor intended to constitute a novation as to Borrower's obligations under the Existing Notes.

                           ARTICLE 1 : PAYMENT TERMS

         Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times and in the manner specified in Article II of the Building Loan Agreement, Additional Interest (if any) pursuant to the Building Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE 2 : DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender as provided in the Building Loan Agreement if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.
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                      ARTICLE 3 : BUILDING LOAN DOCUMENTS

         This Note is secured by the Building Loan Mortgage and the other Building Loan Documents. All of the terms, covenants and conditions contained in the Building Loan Agreement, the Building Loan Mortgage and the other Building Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Building Loan Agreement, the terms and provisions of the Building Loan Agreement shall govern.

                           ARTICLE 4 : SAVINGS CLAUSE

         Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                           ARTICLE 5 : NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 6 : WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Building Loan Agreement or the other Building Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Building Loan Agreement or the other Building Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Building Loan Agreement or the other Building Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited


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liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Building Loan Agreement, the Building Loan Mortgage or any other Building Loan Document.)

                              ARTICLE 7 : TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Building Loan Documents, or any part thereof, to the transferee (subject, however, to the terms of Section 10.24 of the Building Loan Agreement) who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and, subject to the terms of Section 10.24 of the Building Loan Agreement, Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                       ARTICLE 8 : INTENTIONALLY OMITTED

                           ARTICLE 9 : GOVERNING LAW

         (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.


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         (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER
ARISING OUT OF OR RELATING TO THIS NOTE MAY AT AGENT'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

                    PROSKAUER ROSE LLP
                    1585 BROADWAY
                    NEW YORK, NEW YORK  10036
                    ATTN:  LAWRENCE J. LIPSON, ESQ.

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                              ARTICLE 10 : NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Building Loan Agreement.

                         ARTICLE 11 : JOINT AND SEVERAL

         Each of the entities constituting Borrower hereunder shall be jointly and severally liable for all of Borrower's obligations hereunder.

                         [NO FURTHER TEXT ON THIS PAGE]


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         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                           731 COMMERCIAL LLC, a Delaware
                                           limited liability company

                                           By:   731 Commercial Holding LLC,
                                                 member

                                              By:    Alexander's, Inc., member

                                                 By:/s/ Joseph Macnow
                                                    ----------------------------
                                                    Name:  Joseph Macnow
                                                    Title: Executive Vice
                                                           President-Finance and
                                                           Administration

                                           731 RESIDENTIAL LLC, a Delaware
                                           limited liability company

                                              By:   731 Residential Holding LLC,
                                                    member

                                                 By:  Alexander's, Inc. member

                                                      By: /s/ Joseph Macnow
                                                      --------------------------
                                                      Name:  Joseph Macnow
                                                      Title: Executive Vice
                                                      President-Finance and
                                                      Administration

                                    EXHIBIT A

                                 EXISTING NOTES

The notes secured by the following mortgages:

(1) Mortgage, Assignment of Leases and Security Agreement made by Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - to - First Fidelity Bank (NA), in the amount of $30,000,000.00, dated as of 3/15/95 and recorded on 3/20/95 in Reel 2192 Page 1291, which mortgage was modified by Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc.
         - and - First Union National Bank (formerly known as Fidelity Bank, N.A.), dated as of 3/15/98 and recorded on 2/16/99 in Reel 2819 Page 1988 and which mortgage was severed and modified by Note and Mortgage Modification and Severance Agreement made between Alexander's of Fordham Road Inc., Alexander's Inc., Alexander's of Third Avenue Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey Inc. - and - First Union National Bank, (formerly known as Fidelity Bank, National Association) dated as of 6/18/98 and recorded on 9/10/98 in Reel 2703 Page 1797, which severs the note and mortgage into a mortgage on premises in Kings County in the sum of $10,000,000 and the remaining note in the sum of $20,000,000 continues to be secured by mortgage 1, which mortgage was further modified and extended by Mortgage Modification and Extension Agreement between Alexander's of Fordham Road Inc., Alexander's Inc., Alexander's of Third Avenue Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey Inc. -and- First Union National Bank, (formerly known as Fidelity Bank, National Association) dated as of 3/29/99, recorded 4/20/99 in Reel 2859 Page 174, which mortgage was further modified by Modification and Extension Agreement made between Alexander's of Fordham Road, Inc., Alexander's Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's Department Stores of New Jersey, Inc. -and- First Union National Bank formerly known as First Fidelity Bank, National Association, dated as of 4/14/00 and recorded on 4/3/01 in Reel 3265 Page 1882 and which mortgage was further modified and extended by Mortgage Modification and Extension Agreement made between Alexander's Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's Department Stores
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         of New Jersey, Inc. -and- First Union National Bank formerly known as
         First Fidelity Bank, National Association, dated as of 4/27/01 and recorded on 5/21/01 in Reel 3291 Page 1269, and which mortgage modified and extended by Mortgage Modification and Extension Agreement made between Alexander's Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., 59th Street Corporation. -and- First Union National Bank formerly known as First Fidelity Bank, National Association, dated as of 3/15/02 and to be recorded in the Office of the Register of the City of New York, County of New York, on June 24, 2002 in Reel 3545 Page 2045 which mortgages covered other properties and which other properties were released from the mortgages by Release dated the 3rd day of July, 2002 and to be recorded in the Office of the Register of the City of New York, County of Kings, Queens and The Bronx, and which mortgage was assigned to the Insured by virtue of an Assignment of mortgage dated the 3rd day of July, 2002 from Wachovia Bank, National Association, f/k/a First Union National Bank, f/k/a First Fidelity Bank, National Association, and to be recorded in the Office of the Register of the City of New York, County of New York.

(2) Mortgage made by Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - to - Vornado Lending Corp., in the amount of $45,000,000.00, dated as of 3/15/95 and recorded on 3/22/95 in Reel 2193 Page 966 and which mortgage was modified and extended by Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - and Vornado Lending LLC, formerly known as Vornado Lending Corp., dated as of 3/15/98 and recorded on 2/16/99 in Reel 2819 Page 1998 and which mortgage was modified and extended by Second Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. - and - Vornado Lending LLC (formerly known as Vornado Lending Corp.), dated as of 3/29/99 and recorded on 4/20/99 in Reel 2859 Page 251, and which mortgage was further modified and extended by Third Mortgage Modification and Extension Agreement made between Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc. -and- Vornado Lending L.L.C. (formerly known as Vornado Lending Corp.) dated as of 3/15/00 and recorded on 1/11/01 in Reel 3220 Page 2176, which mortgage was assigned to the Insured by virtue of an Assignment of Mortgage dated the 3rd day of July, 2002, from Vornado Lending, L.L.C. f/k/a Vornado Lending Corp. and to be recorded in the Office of the Register of the City of New York, County of New York.

(3) Gap Mortgage in the sum of $500,000. dated the 3rd day of July, 2002, by and between 731 Commercial LLC and 731 Residential LLC, as mortgagor and the Insured, as mortgagee and to be recorded in the Office of the Register of the City of New York, County of New York.


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